UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21880
                                                     ---------

                  Oppenheimer Rochester Michigan Municipal Fund
                  ---------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 06/30/2008
                                                ----------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
------------                                             -------    -----------   ------------
MUNICIPAL BONDS AND NOTES--136.5%
MICHIGAN--100.5%
$     15,000   Anchor Bay, MI School District(1)           5.000%    05/01/2030   $     15,119
      50,000   Barry County, MI Building Authority(1)      5.650     07/01/2017         50,175
      15,000   Barry County, MI Building Authority
               (Medical Care Facility)(1)                  6.000     07/01/2016         15,409
      15,000   Belleville, MI GO(1)                        5.400     11/01/2012         15,180
      50,000   Benton Harbor, MI Charter COP(1)            8.000     05/01/2032         40,567
      30,000   Birch Run, MI (Downtown Devel.)(1)          5.250     06/01/2019         30,165
       5,000   Birch Run, MI Township(1)                   7.100     05/01/2009          5,082
      15,000   Center, MI Academy COP(1)                   7.500     10/01/2029         13,675
      60,000   Central MI University(1)                    5.000     10/01/2023         60,047
     100,000   Chelsea, MI EDC (United Methodist
               Retirement Communities)(1)                  5.400     11/15/2027         96,048
       5,000   Chippewa County, MI Hospital (Chippewa
               County War Memorial Hospital)(1)            5.625     11/01/2014          4,890
      10,000   Chippewa Valley, MI Schools (School
               Building & Site)(1)                         5.000     05/01/2026         10,541
      20,000   Clare County, MI Sewer Disposal
               System(1)                                   5.750     11/01/2019         20,682
      20,000   Coldwater, MI Community Schools(1)          5.125     05/01/2023         20,079
      35,000   Concord, MI Academy Boyne COP(1)            7.000     10/01/2019         35,457
      25,000   Concord, MI Academy Petoskey COP(1)         7.750     12/01/2020         24,311
      95,000   Concord, MI Academy Petoskey COP(1)         8.375     12/01/2030         94,042
      15,000   Detroit, MI GO(1)                           5.500     04/01/2014         15,013
      25,000   Detroit, MI GO(1)                           5.500     04/01/2015         25,022
     115,000   Detroit, MI Local Devel. Finance
               Authority(1)                                5.500     05/01/2021        100,845
     280,000   Detroit, MI Local Devel. Finance
               Authority(1)                                5.500     05/01/2021        239,162
     149,000   Detroit, MI Local Devel. Finance
               Authority(1)                                6.700     05/01/2021        143,012
   2,700,000   Detroit, MI Local Devel. Finance
               Authority(1)                                6.850     05/01/2021      2,601,882
     240,000   Detroit, MI Local Devel. Finance
               Authority (Chrysler Corp.)(1)               5.375     05/01/2018        218,546
     350,000   Detroit, MI Local Devel. Finance
               Authority (Chrysler Corp.)(1)               5.375     05/01/2021        294,308
     340,000   Detroit, MI Wayne County Stadium
               Authority(1)                                5.250     02/01/2027        342,071
      45,000   Devon Trace, MI Hsg. Corp.(1)               7.375     08/01/2023         45,828
     175,000   Farmington Hills, MI EDC (Botsford
               General Hospital)(1)                        5.750     02/15/2025        175,049
     480,000   Flint, MI Hospital Building Authority
               (Hurley Medical Center)(1)                  5.250     07/01/2016        452,726
     100,000   Flint, MI Hospital Building Authority
               (Hurley Medical Center)(1)                  5.375     07/01/2018         92,946
      60,000   Flint, MI Hospital Building Authority
               (Hurley Medical Center)(1)                  5.375     07/01/2028         50,900
     230,000   Flint, MI Hospital Building Authority
               (Hurley Medical Center)(1)                  5.375     07/01/2028        195,118
      10,000   Garden City, MI Hospital Finance
               Authority (Garden City Hospital
               Osteopathic)(1)                             5.750     09/01/2017         10,161


                1 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
------------                                             -------    -----------   ------------
$     15,000   Garden City, MI Hospital Finance
               Authority (Garden City Hospital
               Osteopathic)(1)                             5.750%    09/01/2017   $     14,345
      25,000   Genesee County, MI Sewer (Fenton
               Township)(1)                                5.450     05/01/2012         25,370
      15,000   Grand Rapids & Kent County, MI Joint
               Building Authority(1)                       5.000     01/01/2012         15,018
       5,000   Grand Rapids, MI Charter Township
               (Porter Hills Foundation)(1)                5.200     07/01/2014          5,009
     860,000   Grand Rapids, MI Downtown Devel.
               Authority(1)                                6.875     06/01/2024        893,110
     500,000   Grand Traverse Academy, MI Public
               School Academy(1)                           4.625     11/01/2027        369,915
     250,000   Grand Traverse Academy, MI Public
               School Academy(1)                           4.750     11/01/2032        183,940
     250,000   Grand Traverse Academy, MI Public
               School Academy(1)                           5.000     11/01/2022        185,340
      50,000   Grand Traverse County, MI Hospital
               Finance Authority (Munson
               Healthcare)(1)                              5.500     07/01/2018         50,580
      20,000   Gratiot County, MI EDC (Grand Lodge of
               Free & Accepted Masons of Michigan)(1)      5.000     11/15/2014         20,033
     155,000   Highland Park, MI Building Authority(1)     7.750     05/01/2018        178,227
       5,000   Hillsdale County, MI Intermediate
               School District(1)                          5.700     05/01/2010          5,066
      40,000   Hillsdale, MI Hospital Finance
               Authority (Community Health Center)(1)      5.250     05/15/2026         37,358
      30,000   Houghton, MI Tax Increment Finance
               Authority(1)                                6.000     05/01/2019         30,040
       5,000   Howell, MI Public Schools (School
               Building & Site)(1)                         5.000     05/01/2029          5,060
      20,000   Ionia, MI GO(1)                             6.750     04/01/2015         20,353
     250,000   Iron River, MI Hospital Finance
               Authority (Iron County Community
               Hospitals)                                  6.500     05/15/2040        242,308
     110,000   Jackson County, MI Hospital Finance
               Authority (W.A. Foote Memorial
               Hospital)(1)                                5.250     06/01/2017        111,305
     500,000   Kalamazoo, MI EDC (Heritage
               Community)(1)                               5.500     05/15/2036        416,225
       5,000   Kalamazoo, MI GO(1)                         5.500     04/01/2013          5,038
      30,000   Kalamazoo, MI Hospital Finance
               Authority (Bronson Methodist
               Hospital)(1)                                5.250     05/15/2018         30,341
      10,000   Kent County, MI Airport Facility (Kent
               County International Airport)(1)            5.000     01/01/2017          9,918
      25,000   Kent County, MI Airport Facility (Kent
               County International Airport)(1)            5.000     01/01/2021         24,055
     135,000   Kent County, MI Airport Facility (Kent
               County International Airport)(1)            5.000     01/01/2028        125,613
      10,000   Livingston, MI GO (Rossington County
               Drain District)(1)                          5.900     05/01/2012         10,169
      20,000   Mackinac Island, MI Park Commission(1)      5.800     09/01/2013         20,033
      10,000   Macomb County, MI Hospital Finance
               Authority (Mt. Clemens General
               Hospital)(1)                                5.875     11/15/2034          9,237
      35,000   Melvindale, MI Water Supply & Sewer(1)      5.700     06/01/2016         35,292
      85,000   MI Discovery Elementary School COP
               (Public School Academy)(1)                  8.125     10/01/2031         69,049


                2 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
------------                                             -------    -----------   ------------
$   100,000    MI George Washington Carver Public          8.000%    09/01/2017   $     99,058
               School Academy COP(1)
    505,000    MI George Washington Carver Public
               School Academy COP(1)                       8.125     09/01/2030        487,360
    100,000    MI Higher Education Student Loan
               Authority(1)                                5.000     03/01/2031         90,322
     25,000    MI Higher Education Student Loan
               Authority(1)                                5.200     09/01/2010         25,484
     90,000    MI Higher Education Student Loan
               Authority(1)                                5.400     06/01/2018         90,157
     20,000    MI Higher Education Student Loan
               Authority(1)                                5.750     06/01/2013         20,079
     10,000    MI Hospital Finance Authority (Central
               Michigan Community Hospital)(1)             6.250     10/01/2027         10,009
     15,000    MI Hospital Finance Authority (Chelsea
               Community Hospital)(1)                      5.375     05/15/2019         14,763
     60,000    MI Hospital Finance Authority
               (Crittenton Hospital Medical Center)(1)     5.625     03/01/2027         60,743
    245,000    MI Hospital Finance Authority (Detroit
               Medical Center Obligated Group)(1)          5.250     08/15/2023        218,917
  2,430,000    MI Hospital Finance Authority (Detroit
               Medical Center Obligated Group)(1)          5.250     08/15/2027      2,221,555
  1,000,000    MI Hospital Finance Authority (Detroit
               Medical Center Obligated Group)(1)          5.500     08/15/2024        959,680
     20,000    MI Hospital Finance Authority (Detroit
               Medical Center)(1)                          6.500     08/15/2018         20,006
      5,000    MI Hospital Finance Authority (Detroit
               Medical Center)(1)                          8.125     08/15/2012          5,005
    100,000    MI Hospital Finance Authority (Holland
               Community Hospital)(1)                      5.500     01/01/2016        101,219
    120,000    MI Hospital Finance Authority (Holland
               Community Hospital)(1)                      5.600     01/01/2021        120,800
     50,000    MI Hospital Finance Authority (Holland
               Community Hospital)(1)                      5.625     01/01/2028         50,023
     10,000    MI Hospital Finance Authority (McLaren
               Health Care Corp.)(1)                       5.000     06/01/2019         10,111
     25,000    MI Hospital Finance Authority
               (Memorial Hospital)(1)                      5.875     11/15/2021         25,387
      5,000    MI Hospital Finance Authority (Mercy
               Health Services)(1)                         5.250     08/15/2027          5,055
     10,000    MI Hospital Finance Authority (Mercy
               Health Services)(1)                         5.375     08/15/2016         10,031
    230,000    MI Hospital Finance Authority
               (MidMichigan Obligated Group)(1)            5.375     06/01/2027        234,060
     20,000    MI Hospital Finance Authority (Oakwood
               Obligated Group)(1)                         5.000     08/15/2026         20,099
     30,000    MI Hospital Finance Authority (OHC/OUH
               Obligated Group)(1)                         5.000     08/15/2031         30,034
     80,000    MI Hospital Finance Authority (OHC/OUH
               Obligated Group)(1)                         5.125     08/15/2025         80,818
    170,000    MI Hospital Finance Authority (Pontiac
               Osteopathic Hospital)(1)                    6.000     02/01/2024        170,014
     20,000    MI Hospital Finance Authority (Port
               Huron Hospital/Marwood Manor Nursing
               Home)(1)                                    5.500     07/01/2015         20,045


                3 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
------------                                             -------    -----------   ------------
$     10,000   MI Hospital Finance Authority               6.625%    01/01/2016   $     10,000
               (Sinai-Grace Hospital)(1)
     160,000   MI Hospital Finance Authority
               (Sinai-Grace Hospital)(1)                   6.700     01/01/2026        157,622
      55,000   MI Hospital Finance Authority (St.
               John Health System)(1)                      5.000     05/15/2028         55,408
       5,000   MI Hospital Finance Authority (St.
               John Medical Center)(1)                     5.250     05/15/2026          5,005
      25,000   MI Hospital Finance Authority (Trinity
               Health)(1)                                  5.375     12/01/2030         25,337
      45,000   MI Hsg. Devel. Authority (BGC-II
               Nonprofit Hsg. Corp.)(1)                    5.500     01/15/2018         45,036
      15,000   MI Hsg. Devel. Authority (Breton
               Village Green)(1)                           5.625     10/15/2018         15,013
      10,000   MI Hsg. Devel. Authority (Charter
               Square)(1)                                  5.500     01/15/2021         10,005
      65,000   MI Hsg. Devel. Authority (Charter
               Square)(1)                                  5.500     01/15/2021         65,037
   1,075,000   MI Hsg. Devel. Authority (Deaconess
               Tower)                                      5.200     08/20/2038      1,017,144
      40,000   MI Hsg. Devel. Authority (Rental
               Hsg.)(1)                                    6.100     10/01/2033         40,138
     185,000   MI Hsg. Devel. Authority (Section 8
               Assisted Mtg.)                              7.986(2)  04/01/2014        116,755
   2,500,000   MI Hsg. Devel. Authority, Series A          5.200     06/01/2039      2,344,625
     480,000   MI Hsg. Devel. Authority, Series A(1)       5.500     12/01/2028        479,568
     750,000   MI Hsg. Devel. Authority, Series D          5.200     10/01/2042        696,923
   1,000,000   MI Hsg. Devel. Authority, Series D(1)       5.400     10/01/2033        974,360
     210,000   MI John Tolfree Health System Corp.(1)      5.850     09/15/2013        211,598
     830,000   MI John Tolfree Health System Corp.(1)      6.000     09/15/2023        812,512
     200,000   MI Landmark Academy Public School
               COP(1)                                      8.375     06/01/2031        206,656
      30,000   MI Municipal Bond Authority(1)              5.150     11/01/2010         30,053
       5,000   MI Municipal Bond Authority(1)              5.375     11/01/2020          5,008
     150,000   MI Municipal Bond Authority(1)              5.500     11/01/2027        150,086
       5,000   MI Municipal Bond Authority(1)              5.650     05/01/2011          5,012
      20,000   MI Municipal Bond Authority(1)              7.250     11/01/2010         20,080
      60,000   MI New Beginnings Academy COP(1)            8.000     02/01/2032         57,694
     120,000   MI Pansophia Academy COP(1)                 7.000     06/01/2029        116,722
   1,000,000   MI Public Educational Facilities
               Authority (American Montessori)(1)          6.500     12/01/2037        934,990
     400,000   MI Public Educational Facilities
               Authority (Black River School)(1)           5.800     09/01/2030        368,852
     110,000   MI Public Educational Facilities
               Authority (Old Redford Academy)(1)          5.000     12/01/2015        106,974
     200,000   MI Public Educational Facilities
               Authority (Old Redford Academy)(1)          6.000     12/01/2035        190,080
       5,000   MI Reeths-Puffer Schools(1)                 5.000     05/01/2027          5,313
       5,000   MI Reeths-Puffer Schools(1)                 5.000     05/01/2027          5,313
   2,000,000   MI State University, Series B(1)            2.423(3)  02/15/2037      1,660,000
      45,000   MI Strategic Fund Limited Obligation
               (Clark Retirement Community/Clark
               Retirement Community Foundation
               Obligated Group)(1)                         5.650     09/01/2029         45,320
     230,000   MI Strategic Fund Limited Obligation
               (Detroit Edison Company)(1)                 5.550     09/01/2029        229,414


                4 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
------------                                             -------    -----------   ------------
$    460,000   MI Strategic Fund Limited Obligation        5.650%    09/01/2029   $    463,271
               (Detroit Edison Company)(1)
      50,000   MI Strategic Fund Limited Obligation
               (Dow Chemical Company)(1)                   5.500     12/01/2028         49,923
     120,000   MI Strategic Fund Limited Obligation
               (Ford Motor Company), Series A(1)           6.550     10/01/2022         98,837
      50,000   MI Strategic Fund Limited Obligation
               (Imperial Holly Corp.)(1)                   6.250     11/01/2015         47,391
   5,919,063   MI Strategic Fund Limited Obligation
               (Wolverine Human Services)                  5.850     08/31/2027      5,391,142
   1,130,000   MI Strategic Fund Pollution Control
               (General Motors Corp.)(1)                   6.200     09/01/2020        914,848
     245,000   MI Strategic Fund Solid Waste (S.D.
               Warren & Company)(1)                        7.375     01/15/2022        246,666
   1,250,000   MI Tobacco Settlement Finance
               Authority(1)                                6.000     06/01/2034      1,106,775
   1,500,000   MI Tobacco Settlement Finance
               Authority(4)                                6.875     06/01/2042      1,464,315
  75,700,000   MI Tobacco Settlement Finance Authority     7.249(2)  06/01/2052      2,155,179
 125,000,000   MI Tobacco Settlement Finance Authority     7.500(2)  06/01/2052      3,135,000
      20,000   Monroe County, MI Water Supply(1)           5.000     05/01/2025         20,166
      10,000   Mt. Pleasant, MI Tax Increment(1)           6.400     04/01/2012         10,099
      20,000   Muskegon County, MI Building
               Authority(1)                                5.625     07/01/2010         20,034
      50,000   New Buffalo, MI GO(1)                       5.300     04/01/2014         50,181
      40,000   Northern MI University(1)                   5.000     12/01/2025         40,275
       5,000   Northern MI University(1)                   5.125     12/01/2020          5,056
      75,000   Oakland County, MI (John E. Olsen
               Drain District)(1)                          5.900     05/01/2014         75,413
      30,000   Oceola Township, MI Special
               Assessment(1)                               6.000     06/01/2014         30,419
      30,000   Oceola Township, MI Special
               Assessment(1)                               6.000     06/01/2015         30,405
      10,000   Ottawa County, MI Building Authority(1)     4.900     11/01/2009         10,087
      10,000   Oxford, MI Area Community School
               District(1)                                 5.000     05/01/2031         10,600
      50,000   Plymouth, MI Educational Center
               Charter School (Public School
               Academy)(1)                                 5.375     11/01/2030         43,975
     175,000   Plymouth, MI Educational Center
               Charter School (Public School
               Academy)(1)                                 5.625     11/01/2035        156,546
      35,000   Pontiac, MI Sewer Disposal(1)               5.000     01/01/2010         35,503
     100,000   Pontiac, MI Sewer Disposal(1)               5.750     01/01/2020        101,278
     720,000   Pontiac, MI Tax Increment Finance
               Authority(1)                                5.375     06/01/2017        592,826
     700,000   Pontiac, MI Tax Increment Finance
               Authority(1)                                5.625     06/01/2022        527,912
     115,000   Pontiac, MI Tax Increment Finance
               Authority(1)                                6.250     06/01/2022         95,702
      25,000   Portage, MI GO(1)                           5.600     12/01/2014         25,324
      55,000   Raisinville Township, MI Special
               Assessment District No. 8(1)                6.300     05/01/2009         55,755
      55,000   Raisinville Township, MI Special
               Assessment District No. 8(1)                6.300     05/01/2010         55,701
      30,000   Royal Oak, MI Hospital Finance
               Authority (William Beaumont
               Hospital)(1)                                5.250     11/15/2035         30,099
      15,000   Saginaw County, MI (Williamson Acres
               Drain)(1)                                   5.000     06/01/2018         15,105
      20,000   Scio Township, MI Building Authority(1)     5.650     05/01/2016         20,269


                5 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
------------                                             -------    -----------   ------------
$     25,000   Scio Township, MI Building Authority(1)     5.650%    05/01/2017   $     25,329
      15,000   Shiawassee County, MI (Spaulding Drain
               District)(1)                                5.000     06/01/2016         15,158
      15,000   Southfield, MI EDC (Lawrence
               Technological University)(1)                5.400     02/01/2018         14,472
      15,000   St. Joseph, MI School District(1)           5.000     05/01/2026         15,187
      10,000   Star International Academy, MI COP(1)       8.000     03/01/2033         10,344
      10,000   Tittabawasee Township, MI (Downtown
               Devel.)(1)                                  7.000     05/01/2014         10,147
      75,000   Troy, MI GO(1)                              5.250     05/01/2011         76,039
     500,000   Wayne Charter County, MI Airport
               Facilities (Northwest Airlines)(1)          6.000     12/01/2029        360,230
   2,000,000   Wayne County, MI Building Airport
               Authority(1)                                5.750     12/01/2027      2,066,400
      35,000   Wayne County, MI Building Authority(1)      5.250     06/01/2016         35,070
      25,000   Wayne, MI Charter County Airport
               (Detroit Metropolitan Wayne County)(1)      5.000     12/01/2019         24,225
     400,000   Wayne, MI Charter County Airport
               (Detroit Metropolitan Wayne County)(1)      5.000     12/01/2022        382,548
   1,367,000   Wayne, MI Charter County Airport
               (Detroit Metropolitan Wayne County)(1)      5.000     12/01/2028      1,269,465
      20,000   Wayne, MI Charter County Airport
               (Detroit Metropolitan Wayne County)(1)      5.125     12/01/2017         19,939
      50,000   Wayne, MI Charter County Airport
               (Detroit Metropolitan Wayne County)(1)      5.250     12/01/2014         50,468
   1,000,000   Wayne, MI Charter County Airport
               (Detroit Metropolitan Wayne County)(1)      5.250     12/01/2022        976,260
       5,000   Webberville, MI Water Supply &
               Wastewater Treatment(1)                     6.500     11/01/2018          5,015
                                                                                  ------------
                                                                                    47,610,265
U.S. POSSESSIONS--36.0%
      30,000   Guam Government Waterworks Authority
               and Wastewater System(1)                    6.000     07/01/2025         30,083
   1,000,000   Puerto Rico Aqueduct & Sewer
               Authority(1)                                0.000(5)  07/01/2024        863,890
   1,500,000   Puerto Rico Aqueduct & Sewer Authority      6.000     07/01/2038      1,571,220
   1,450,000   Puerto Rico Aqueduct & Sewer Authority      6.000     07/01/2044      1,519,992
   1,900,000   Puerto Rico Commonwealth GO(4)              6.000     07/01/2027      1,990,212
     100,000   Puerto Rico Commonwealth GO(4)              6.000     07/01/2028        104,512
   1,000,000   Puerto Rico Electric Power Authority,
               Series UU(1)                                2.507(3)  07/01/2031        799,000
     335,000   Puerto Rico HFC, Series B(1)                5.300     12/01/2028        334,571
       5,000   Puerto Rico Highway & Transportation
               Authority(1)                                5.000     07/01/2028          4,895
      60,000   Puerto Rico Highway & Transportation
               Authority, Series G                         5.000     07/01/2042         57,725
      15,000   Puerto Rico IMEPCF (American
               Airlines)(1)                                6.450     12/01/2025          8,128
      25,000   Puerto Rico Infrastructure                  5.000     07/01/2041         24,063
     260,000   Puerto Rico Infrastructure (Mepsi
               Campus)(1)                                  5.600     10/01/2014        258,016
     700,000   Puerto Rico Infrastructure (Mepsi
               Campus)(1)                                  6.250     10/01/2024        676,725
   1,855,000   Puerto Rico Infrastructure (Mepsi
               Campus)(1)                                  6.500     10/01/2037      1,769,818
     150,000   Puerto Rico ITEMECF (Ana G. Mendez
               University)(1)                              5.000     03/01/2036        129,227
      60,000   Puerto Rico ITEMECF (Ana G. Mendez
               University)(1)                              5.375     02/01/2019         59,710


                6 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
------------                                             -------    -----------   ------------
$     20,000   Puerto Rico ITEMECF (Ana G. Mendez          5.500%    12/01/2031   $     18,882
               University)(1)
      95,000   Puerto Rico ITEMECF (Mennonite General
               Hospital)(1)                                6.500     07/01/2012         94,293
      25,000   Puerto Rico ITEMECF (Mennonite General
               Hospital)(1)                                6.500     07/01/2026         23,477
      75,000   Puerto Rico ITEMECF (San Lucas &
               Cristo Redentor Hospitals)(1)               5.750     06/01/2029         58,587
   1,360,000   Puerto Rico Port Authority (American
               Airlines), Series A(1)                      6.250     06/01/2026        737,043
      15,000   Puerto Rico Public Buildings
               Authority(1)                                5.125     07/01/2024         14,624
   7,500,000   Puerto Rico Sales Tax Financing Corp.,
               Series A(6)                                 2.855(3)  08/01/2057      5,880,000
                                                                                  ------------
                                                                                    17,028,693
                                                                                  ------------
TOTAL INVESTMENTS, AT VALUE (COST $72,178,046)-136.5%                               64,638,958
                                                                                  ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-(36.5)                                       (17,292,316)
                                                                                  ------------
NET ASSETS-100.0%                                                                 $ 47,346,642
                                                                                  ============

Footnotes to Statement of Investments

1. All or a portion of the security has been segregated for collateral to cover borrowings. See accompanying Notes.

2.   Zero coupon bond reflects effective yield on the date of purchase.

3. Represents the current interest rate for a variable or increasing rate security.

4. When-issued security or delayed delivery to be delivered and settled after June 30, 2008. See accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See accompanying Notes.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

COP       Certificates of Participation
EDC       Economic Devel. Corp.
GO        General Obligation
HFC       Housing Finance Corp.
IMEPCF    Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF   Industrial, Tourist, Educational, Medical and Environmental
          Community Facilities
OHC       Oakwood Hospital Corp.
OUH       Oakwood United Hospitals
ROLs      Residual Option Longs

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1 - quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2 -inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3 - unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).


                7 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

The market value of the Fund's investments was determined based on the following inputs as of June 30, 2008:

                                                 INVESTMENTS    OTHER FINANCIAL
VALUATION INPUTS                                IN SECURITIES     INSTRUMENTS*
----------------                                -------------   ---------------
Level 1 - Quoted Prices                          $        --          $--
Level 2 - Other Significant Observable
   Inputs                                         64,638,958           --
Level 3 - Significant Unobservable Inputs                 --           --
                                                 -----------          ---
   TOTAL                                         $64,638,958          $--
                                                 ===========          ===

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.


                8 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED
                          DELIVERY BASIS
                          TRANSACTIONS
                       ----------------------
Purchased securities            $3,529,339

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may invest up to 20% of its total assets (which includes the effects of leverage) in inverse floaters. Inverse floaters, including the effects of leverage, amount to $2,940,000 as of June 30, 2008.

Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the


                9 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities in the annual and semiannual reports. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations in the annual and semiannual reports. At June 30, 2008, municipal bond holdings with a value of $5,880,000 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $3,750,000 in short-term floating rate notes issued and outstanding at that date.

At June 30, 2008, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                            COUPON     MATURITY
AMOUNT       INVERSE FLOATER(1)                      RATE (2)     DATE        VALUE
----------   ------------------------------------   ---------   --------   ----------
$3,750,000   Puerto Rico Sales Tax                     3.72%     8/1/57    $2,130,000
             Financing Corp. ROLs(3)

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 7 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater".

3.   Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2008, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $3,750,000.

CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

BORROWINGS

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund's yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations in the annual and semiannual reports.

The Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion , collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7043% as of June 30, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.


               10 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

As of June 30, 2008, the Fund had borrowings outstanding at an interest rate of 2.7043%. Details of the borrowings for the period ended June 30, 2008 are as follows:

Average Daily Loan Balance    $11,236,264
Average Daily Interest Rate         2.868%
Fees Paid                     $    15,883
Interest Paid                 $    91,727

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 72,178,046
                                 ============
Gross unrealized appreciation    $    316,332
Gross unrealized depreciation     (7,855,420)
                                 ------------
Net unrealized depreciation      $(7,539,088)
                                 ============


               11 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND



ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Michigan Municipal Fund

By:  /s/ John V. Murphy
     ---------------------------
     John V. Murphy
     Principal Executive Officer

Date: 08/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/07/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/07/2008